NYBD HOLDINGS, INC.

FINANCIAL STATEMENTS

FOR THE TEN MONTHS ENDED

DECEMBER 31, 2012

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HARRIS F. RATTRAY CPA

1601 Palm Avenue #114

Pembroke Pines FL 33026

April 29, 2013

The Board of Directors

NYBD Holdings Inc.

1602 Alton Road #429

Miami Beach, FL 33139

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

I have audited the balance sheet of NYBD Holdings, Inc. (the "Company") as of December 31, 2012, and the related statements of operations, stockholders' equity and cash flows for the period March 16, 2012 to December 31, 2012. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on the audit.

I conducted the audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining on test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that the audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly in all material respects, the financial position NYBD Holdings, Inc. at December 31, 2012 and the related statements of operations, stockholders' equity and cash flows for the period March 16, 2012 to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Harris F. Rattray CPA

Harris F. Rattray CPA

Pembroke Pines, Florida

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NYBD Holdings, Inc.
Balance Sheet
December 31, 2012
(audited)
ASSETS

December 31, 2012

Current Assets
Cash	$422
Inventory	3,000
Total Current Assets	3,422
Fixed Assets
Equipment and leasehold improvements net of depreciation	490,127
Total Fixed Assets	490,127
Other Assets
Security deposits	29,597
Total Assets	$523,146
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Sales tax payable	$2,949
Current portion of notes payable to related party	-
Total Current Liabilities	2,949
Long-term liabilities
Notes to related party	667,920
Total long-term liabilities	667,920
Total Liabilities	670,869
Stockholders' Deficit
Common Stock, authorized 100 shares, $0.01 Par Value, 100 issued and outstanding as of December 31, 2012	100
Additional Paid in Capital	-
Accumulated Deficit	(147,823)
Total Stockholders' Deficit	(147,723)
Total Liabilities and Stockholders' Deficit	$523,146

The accompanying notes are an integral part of these consolidated financial statements.

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NYBD Holdings, Inc.
Statement of Operations
December 31, 2012
(audited)

For the Ten
Months Ended
December 31, 2012
Income
Sales	$307,274
Cost of Goods
Purchases	72,626
Total cost of goods sold	72,626
Gross Profit	234,648
Operating Expenses
Salaries	84,210
Contract labor	28,380
Depreciation	68,069
Rent	95,955
Repairs and Maintenance	6,832
Supplies	6,951
Utilities	46,605
General and administrative expense	45,469
Total Operating Expenses	382,471
Net Operating Loss	(147,823)
Other Income (Expense)
Interest expense	-
Total Other Expense	-
LOSS FROM OPERATIONS	(147,823)
Income Tax Expense	-
Net Loss	$(147,823)

The accompanying notes are an integral part of these consolidated financial statements.

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NYBD Holdings, Inc.
Statements of Stockholders' Equity (Deficit)
December 31, 2012
(audited)

			Additional	Retained	Total
	Common Stock	Paid-in	Earnings	Stockholders
	Shares	Amount	Capital	(Deficit)	(Deficit)
Balance, December 31, 2011	—	$—	$—	$—	$—
Common Stock issued for debt	100	100	—	—	100
Net loss for year ended December 31, 2012	—	—	—	(147,823)	(147,823)
Balance, December 31, 2012	100	100	—	(147,823)	(147,723)

The accompanying notes are an integral part of these consolidated financial statements.

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NYBD Holdings, Inc.
Statements of Cash Flows December 31, 2012
(audited)
For the Ten
Months Ended
December 31, 2012

Cash Flows from Operating Activities:
Net Loss	$(147,823)
Adjustments to Reconcile Net Loss to Net Cash Used by Operations:
Depreciation and amortization expense	68,069
Changes in Operating Assets and Liabilities:
(Increase) Decrease in:
Inventory	(3,000)
Security deposit	(29,597)
Increase (Decrease) in:
Accrued expenses	-
Accounts payable and other liabilities	2,949
Net Cash Used by Operating Activities	(109,402)
Cash Flows from Investing Activities:
Leasehold Improvements	(285,071)
Purchase of fixed assets	(273,125)
Net Cash Used by Investing Activities	(558,196)
Cash Flows from Financing Activities:
Proceeds from notes payables	668,020
Net Cash Provided by Financing Activities	668,020
Net Increase (Decrease) in Cash	422
Cash at Beginning of Period	-
Cash at End of Period	$422
Cash Paid For:
Interest	$-
Income Taxes	$-
Non-Cash Financing Activities:
Common stock issued for services	$-
The accompanying notes are an integral part of these consolidated financial statements.

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NYBD HOLDINGS, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE TEN MONTHS ENDED DECEMBER 31, 2012

NOTE 1- GOING CONCERN

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has incurred losses. The ability to continue as a going concern is dependent upon the Company’s ability to obtain the necessary capital to fund operations and expansion.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America ("GAAP" accounting) are the financial statements are presented in US dollars. The Company has adopted a December 31 fiscal year end.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of assets requires management to make estimates and assumptions that affect the reported amounts and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and the expenses during the reporting period. Actual results could differ from those estimates.

Financial Instruments

The carrying value of the Company's financial instruments approximates their fair value because of the short maturity of these instruments.

Income Taxes

Income taxes are accounted for under the assets and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. Use of net operating loss carry forwards for income tax purposes may be limited by Internal Revenue Code section 382 if a change of ownership occurs.

Basic Income (Loss) Per Share

Basic income (loss) per share is calculated by dividing the Company's net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company's net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of September 30, 2012

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

Impairment of Long-Lived Assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long- lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Advertising Costs

The Company's policy regarding advertising is to expense advertising when incurred.

Revenue Recognition

The Company recognizes revenue when products are fully delivered or services have been provided and collection is reasonably assured.

Stock-Based Compensation

Stock--based compensation is accounted for at fair value in accordance with SFAS No. 123 and 123 (R) (ASC 718) To date, the Company has not adopted a stock option plan and has not granted any stock options.

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 New Authoritative Accounting Guidance

On July 1,2009, the Accounting Standards Codification ("ASC") became the Financial Accounting Standards Board ("FASB") officially recognized source of authoritative U.S. generally accepted accounting principles applicable to all public and non-public non-governmental entities, superseding existing FASB, AICPA, EITF and related literature. Rules and interpretive releases of the SEC under the authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. All other accounting literature is considered non-authoritative. The switch to the ASC affects the away companies refer to U.S. GAAP in financial statements and accounting policies. Citing particular content in the ASC involves specifying the unique numeric path to the content through the Topic, Subtopic, Section and Paragraph structure.

FASB ASC Topic 260, "Earnings Per Share." On January 1,2009, the Company adopted new authoritative accounting guidance under FASB ASC Topic 260, "Earnings Per Share," which provides that unvested share-- based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two--class method.

FASB ASC Topic 820, "Fair Value Measurements and Disclosures." New authoritative accounting guidance under ASC Topic 820,"Fair Value Measurements and Disclosures," affirms that the objective of fair value when the market for an asset is not active is the price that would be received to sell the asset in an orderly transaction, and clarifies and includes additional factors for determining whether there has been a significant decrease in market activity for an asset when the market for that asset is not active. ASC Topic 820 requires an entity to base its conclusion about whether a transaction was not orderly on the weight of the evidence. The new accounting guidance amended prior guidance to expand certain disclosure requirements. The Company adopted the new authoritative accounting guidance under ASC Topic 820 during the first quarter of 2009. Adoption of the new guidance did not significantly impact the Company's consolidated financial statements.

Further new authoritative accounting guidance (Accounting Standards Update No. 2009--5) under ASC Topic 820 provides guidance for measuring the fair value of a liability in circumstances in which a quoted price in an active market for the identical liability is not available. In such instances, a reporting entity is required to measure fair value utilizing a valuation technique that uses (i) the quoted price of the identical liability when traded as an asset, (ii) quoted prices for similar liabilities or similar liabilities when traded as assets, or (iii) another valuation technique that is consistent with the existing principles of ASC Topic 820, such as an income approach or market approach. The new authoritative accounting guidance also clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability. The forgoing new authoritative accounting guidance under ASC Topic 820 will be effective for the Company's consolidated financial statements beginning October 1,2009 and is not expected to have a significant impact on the Company's consolidated financial statements

FASB ASC Topic 825 "Financial Instruments." New authoritative accounting guidance under ASC Topic 825,"Financial Instruments," requires an entity to provide disclosures about the fair value of financial instruments in interim financial information and amends prior guidance to require those disclosures in summarized financial information at interim reporting periods.

FASB ASC Topic 855, "Subsequent Events." New authoritative accounting guidance under ASC Topic 855, "Subsequent Events," establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or available to be issued. ASC Topic 855 defines (i) the period after the balance sheet date during which a reporting entity's management should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and (iii) the disclosures an entity should make about events or transactions that occurred after the balance sheet date. The new authoritative accounting guidance under ASC Topic 855 became effective for the Company's financial statements for periods ending after June 15,2009. Effective February 24, 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-09, "Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements" which revised certain disclosure requirements. ASU No. 2010-09 did not have a significant impact on the Company's consolidated financial statements. The company evaluated subsequent events, which are events or transactions that occurred after June 30, 2012 through the issuance of the accompanying consolidated financial statements.

Management does not believe that any other recently issued but not yet effective accounting pronouncements, if adopted, would have an effect on the accompanying consolidated financial statements.

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 NOTE 3 – NOTES PAYABLE RELATED PARTIES

The Company receives periodic advances from its principal stockholder based upon the Company's cash flow needs. As of December 31, 2012, the Company had received a total of $667,920, which is payable on demand and does not bear interest.

NOTE 4 - COMMON STOCK

During the ten months ended December 31, 2012, the Company issued 100 shares of restricted common stock.

NOTE 5 – SUBSEQUENT EVENT

On February 27, 2013 NYBD consummated a share exchange agreement with League Now Holding Corporation (League Now). League Now will acquire 100% of the capital stock of NYBD in exchange for 28,500,000 shares of common shares of League Now which is equal to 95% of the total issued and outstanding common stock of League Now. Upon completion of the Plan of Exchange with League Now, NYBD became a wholly-owned subsidiary of League Now, and Majority owner of League Now. NYBD concurrently agreed to sell the operations of League Now to Mr. Bianco (CEO of League Now) in exchange for the assumption by Mr. Bianco of all associated liabilities. For accounting and reporting purposes, this transaction will be treated as a reverse merger with NYBD being the surviving entity. All balances as of and for the period ended December 31, 2012 are those of League Now exclusive of NYBD. The financial statements for March 31, 2013 and thereafter will reflect the historical balances and results of operations for NYBD, exclusive of League Now. The details of this transaction were previously reported on Form 8-K, filed March 6, 2013, which should be read in conjunction with these audited financial statements.

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